Philip Morris International

2004 September Year-to-Date Results

Volume                                                                                                               Up                    3.7%        to 589 billion units

Net revenues                                                                                      Up            19.9%        to $30.4 billion

Operating companies income             Up          2.6%     to $  5.1 billion

ex charge for EC agreement                     Up             7.6%

Reconciliation to OCI excluding charge for EC Agreement

2004

2003

% Change

Operating Companies Income - As Reported

$5,143

$5,012

2.6%

Charge for EC Agreement

250

-

Operating Companies Income ex charge for EC agreement

$5,393

$5,012

7.6%